EXHIBIT 10.4

AMENDMENT NO. 2 TO STOCK OPTION AGREEMENT

Company:	Gardenburger, Inc., formerly known as Wholesome & Hearty Foods, Inc., an Oregon corporation

Optionee:	Paul F. Wenner

Original Agreement:	That Paul F. Wenner Stock Option Agreement dated effective as of January 20, 1992, as previously amended in June 2001

AGREEMENT

In consideration of the mutual covenants set forth in this Amendment No. 2, Company and Optionee mutually agree as follows:

1.             Section 3(a) of the Original Agreement is amended to read as follows:

“The Option shall expire January 31, 2007.”

2.             Section 4(d) of the Original Agreement is amended to read as follows:

“In no event (including death of Optionee) may this Option be exercised after January 31, 2007.”

3.             Except as expressly provided in this Amendment, the Original Agreement will remain in full force and effect.

Dated December 22, 2003.

GARDENBURGER, INC.

By:	/s/Scott C. Wallace
Scott C. Wallace
President and Chief Executive Officer

/s/Paul F. Wenner
Paul F. Wenner